UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 21, 2005

International Debt Exchange Associates, Inc.

(Exact name of registrant as specified in its charter)

Texas                                  000-50431                            75-3016844

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(State or other            (Commission File Number )       (I.R.S. Employer

jurisdiction of)                                                                   Identification No.)

7531 Aberdon Road, Dallas, Tx 75252

(Address of principal executive offices)

Registrant's telephone number, including area code

972.735.9064

ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

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         On April 21, 2005, the Company’s independent registered public accounting firm, Stonefield Josephson, Inc., tendered its resignation to the Company and it was accepted by the Board of Directors. Stonefield Josephson’s audit report on the financial statements for the year ended December 31, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles.  However, the report included an explanatory paragraph wherein Stonefield Josephson, Inc. expressed substantial doubt about our ability to continue as a going concern.

At no time during the engagement of Stonefield Josephson, Inc, were there any disagreements, whether or not resolved, on any matter of accounting principles or practices, financial statement or disclosure or auditing scope or procedure.

Item 7.  FINANCIAL STATEMENTS OR EXHIBITS.

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         a.  Financial Statements.

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                   None.

         b.  Exhibits.

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Exhibit No.    Description

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  99

       Letter of former accountants, Stonefield Josephson, Inc.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:  April 21, 2005   International Debt Exchange Associates, Inc.

                                             /s/ Kenneth Graham

                                   _____________________________

                                                  Kenneth Graham, President

EXHIBIT 99

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LETTER FROM STONEFIELD JOSEPHSON, INC.

April 22, 2005

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re: International Debt Exchange Associates, Inc.

(Commission File Number 000-50431)

Dear Commissioners:

          We have read the statements contained in Item 4.01 "Changes in Registrant's Certifying Accountant" of the Form 8-K of International Debt Exchange Associates, Inc. filed with the Securities and Exchange Commission on August 20, 2004 and agree with the statements contained therein.

Very truly yours,

/s/ Stonefield Josephson, Inc.
Certified Public Accountants